    PORTFOLIO MANAGER'S MESSAGE
--------------------------------------------------------------------------------
[Photo of Michael Chen]

A message from
Michael Chen,
Portfolio Manager of
The Taiwan Fund, Inc.


Dear Shareholders:

We are pleased to present the Semi-Annual Report of The Taiwan Fund, Inc. (the "Fund") for the six months ended February 28, 1998. During this period the Fund's net asset value calculated on a total return basis (which includes reinvestment of the capital gain distribution of $4.60 paid on January 15,
1998), decreased 23.4% in U.S. Dollars, as the New Taiwan Dollar depreciated against the U.S. Dollar by 11.5% and the Taiwan Stock Exchange (TAIEX) Index decreased by 5.7%. The Fund underperformed the TAIEX Index because the Fund maintained an overweighted position (compared to the TAIEX Index) in the automobile and transportation sectors, and these sectors underperformed the market by 10.1% and 8.6% respectively. However, at the end of February 1998, the Fund adjusted its portfolio by reducing the automobile and transportation sectors from the level of 10.1% and 8.3% of the Fund's portfolio to 3.3% and 5.7% respectively.

In January 1998, the fund paid out a dividend of $4.60 per share from realized gains. On February 27, 1998, the Fund's shares were trading at $19.44, which represented a discount of 13.0% from the Fund's NAV of $22.34, compared to a discount of 29.0% on August 29, 1997.

The Asian currency crisis and the volatility in world stock markets contributed to a large swing in the Taiwan stock market. In August 1997, the TAIEX Index reached 10,000 points but could not sustain that level. The TAIEX Index declined to its lowest level for the year, 7,040 points at the end of October 1997. During this same period the New Taiwan Dollar depreciated. However, because Taiwan has stronger fundamentals than other Asian countries, the Taiwan Central Bank decided not to defend the local currency in order not to drive up interest rates and force down the stock market. The market was flat for almost 3 months then rebounded to 9,378 points at the end of February 1998. The rally (please see Michael Chen on Sector Returns) was accompanied by very active turnover, which averaged NT$200 billion a day. Until recently, the Central Bank, with its newly nominated Chairman, Mr. Pong, had maintained a relatively loose monetary policy in the hope of reviving the real economy. However the policy appears to have stimulated speculative financial activity more than economic activity. The annual growth rate of M1b surpassed that of M2 for the 13th consecutive month, a clear sign that excess liquidity is in the financial markets rather than the goods and service markets which are directly linked to the real economy.

-------------------------------------------------------------------------------

Sustained strength in the stock market usually benefits the real economy indirectly by creating wealth. Recent economic figures released by the government have given mixed signals. Both industrial production and domestic demand growth have continued to increase for 17 consecutive months. Meanwhile, the Wholesale Price Index (WPI) has reversed direction and increased 7.6% in January, after declining previously due to the depreciation of the NT dollar. The trade surplus in 1997 was US$7.9 billion, a decrease of 45.9% over 1996. For the first two months of 1998, international trade showed a deficit of US$470 million, a result mostly due to the Asian currency crisis (see Michael Chen on how Taiwan's export market has been affected by the Asian currency crisis). However, as signs of recovery are appearing, we believe the Central Bank will maintain its loose monetary policy. While the stock market may face a correction, this should not be the end of the bull market. Rather, stock price momentum may spread to those export related sectors which will benefit from the depreciation of the New Taiwan Dollar.

We believe that only a few sectors would be able to benefit from the depreciation of the local currency. First would be the technology sector, but selectively, as most companies are highly export driven. Although the Fund at one point reduced its holdings in the technology sector from more than 40% to less than 23% at the end of December 1997, we started to increase holdings in this sector again to almost 37% at the end of February 1998. We are bullish on integrated circuit (IC) related companies, such as IC makers and packagers, as the Asian currency crisis has negatively affected further capital expenditures in Korea and Japan. On the other hand, as more IC companies start to produce, demand for packaging and testing services may increase substantially. Secondly, we are also bullish on the marine sector, particularly container carriers. Although we understand that the world container shipping industry is suffering from oversupply and intense competition, some very competitive carriers are selling at break-up values. Moreover, worldwide major country economies are growing in a synchronized way. The G7 industrial production growth has shown a strong upward trend, and the commodity price cycle may pick up momentum again.

On the other hand, further investments in sales channels in Taiwan and assembly plants in China will provide sources of long-term growth. In addition, makers of building materials, such as cement and reinforced bars, are expecting stronger demand and better pricing in the second half of the Fund's financial year. The implementation of major infrastructure projects by the government such as the high-speed railway, the MTR system (Mass Transportation Railroad) in the major metropolitan areas such as Taipei and Kaohsiung, and the IPP (Independent Power Plant) power plants, may help to stimulate the local economy in the coming months.

================================================================================

Michael Chen on Sector Returns:

The Taiwan Stock Market
rallied after the Chinese
New Year holiday. The
following table shows
sector returns from
January 22, 1998 through
February 27, 1998.


INDICES (in NTD)                                                         RETURNS
----------------                                                         -------

Electronics                                                                32.6%
TAIEX Ex Financial                                                         17.3%
Food                                                                       16.2%
Others                                                                     14.2%
TAIEX Index                                                                13.8%
Cable & Wire                                                               12.6%
Taiwan Fund                                                                12.4%
Rubber                                                                     11.8%
Construction                                                               11.1%
Retail                                                                      9.9%
Electrical                                                                  8.5%
Chemical                                                                    8.4%
Glass                                                                       7.4%
Textile                                                                     7.1%
Auto                                                                        4.9%
Financial                                                                   4.8%
Paper & Pulp                                                                4.3%
Steel                                                                       4.3%
Plastics                                                                    3.3%
Cement                                                                      3.1%
Transportation                                                              0.7%
Tourism                                                                    -3.9%

Source: Taiwan Economic Journal

--------------------------------------------------------------------------------

The Formosa group and China concept stocks have been laggards in performance lately. Uncertainty over Taiwan's policy toward investment and trade with China has really put pressure on these stock prices. However, we still believe that the relations between Taiwan and China will gradually improve, and that these companies have good long-term growth prospects. We will give them some more time to perform.

During the six-month period, the Fund first lowered then raised holdings in the electronic sector. Shares of IC related companies were added. The Fund also adjusted its holdings across the board, so that if a significant rally in the stock market comes, we will be able to minimize the gap between the TAIEX Index and the Fund's Portfolio. However, we remained underweighted versus the Index in the financial and insurance sectors.

We thank you for your continued support and look forward to presenting our investment strategy again in coming reports.

Sincerely yours,


/s/ Michael Chen
Michael Chen
Portfolio Manager

NOTE:

Effective April 14, 1998 Lawrence J. Lau and Michael Chen were elected by the Board of Directors of the Fund to serve as Directors of the Fund, in addition, Albert King has been appointed the Portfolio Manager of the Fund and Pedro Tai has been appointed the Deputy Portfolio Manager of the Fund.



Michael Chen on how Taiwan's
Export Market has been Affected
by the Asian Currency Crisis:

Due to slowing export growth, deteriorating current accounts and faltering financial systems, several Asian-country currencies are depreciating against the US Dollar. These factors cause foreign capital to pull out, causing turmoil in their capital markets. In order to improve their trade and capital accounts, these countries are increasing exports and cutting imports in an attempt to improve their shaky economies. This could result in a weakening of local demand thus affecting their ability to import goods from the other countries. Taiwan's economic growth, to some extent, is dependent on its export market. The following table lists the change in Taiwan's export market structure since the Asian currency crisis became widespread in July of 1997.

Taiwan's Export Structure:

                                                                 Jul-97   Jan-98
Area                                                                %       %
----                                                             ------   ------
South East Asian(SEA)                                             10.2       6.5
Hong Kong                                                         23.7      20.9
Japan                                                             10.6       8.6
Korea                                                              1.9       1.3
Europe                                                            12.4      18.1
USA                                                               24.5      26.7
Source: MOF

We believe that the shakeout in the SEA economies will slow down the economic growth in this region at least in the short-term. However, the competitiveness of Taiwan's export related sectors compared to the SEA countries, provides the ability to shift to more profitable markets, due to its capital and technology intensive industries.

    PORTFOLIO SNAPSHOT
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 28, 1998 (UNAUDITED) %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.2
--------------------------------------------------
Cathay Life Insurance Co., Ltd.            4.2
--------------------------------------------------
Evergreen Marine Corp.                     3.5
--------------------------------------------------
United Microelectronics Corp. Ltd.         2.7
--------------------------------------------------
China Steel Corp.                          2.5
--------------------------------------------------
Kinpo Electronics, Inc.                    2.4
--------------------------------------------------
China Motor Co.                            2.3
--------------------------------------------------
Kye Systems Corp.                          2.3
--------------------------------------------------
Delta Electronics, Inc.                    2.1
--------------------------------------------------
Asustek Computer, Inc.                     2.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 28, 1998
  (UNAUDITED)   %
--------------------------------------------------
Electronics                               19.0
--------------------------------------------------
Computers and Business Equipment          15.7
--------------------------------------------------
Banks                                     11.4
--------------------------------------------------
Textiles & Apparel                         7.2
--------------------------------------------------
Construction and Real Estate               6.7
--------------------------------------------------
Insurance                                  6.4
--------------------------------------------------
Automobiles, Tires, & Accessories          6.2
--------------------------------------------------
Shipping                                   5.3
--------------------------------------------------
Plastics                                   3.3
--------------------------------------------------
Iron & Steel                               3.2
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 1997               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.2
--------------------------------------------------
China Motor Co.                            4.8
--------------------------------------------------
Asustek Computer, Inc.                     4.6
--------------------------------------------------
Nan Ya Plastics Corp.                      4.6
--------------------------------------------------
United Microelectronics Corp. Ltd.         4.5
--------------------------------------------------
Yue Loong Motor                            4.1
--------------------------------------------------
Liton Electronics                          3.9
--------------------------------------------------
Pou Chen                                   3.8
--------------------------------------------------
China Steel Corp.                          3.3
--------------------------------------------------
Hou Hai Precision                          2.9
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 1997             %
--------------------------------------------------
Electronics                               22.0
--------------------------------------------------
Automobiles, Tires & Accessories          14.2
--------------------------------------------------
Computers & Business Equipment            12.1
--------------------------------------------------
Plastics                                   8.1
--------------------------------------------------
Textiles & Apparel                         7.2
--------------------------------------------------
Construction & Real Estate                 6.5
--------------------------------------------------
Iron & Steel                               5.6
--------------------------------------------------
Banks                                      4.8
--------------------------------------------------
Electrical Equipment                       2.8
--------------------------------------------------
Insurance                                  2.8
--------------------------------------------------

    THE TAIWAN FUND, INC.

    INVESTMENTS/FEBRUARY 28, 1998 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (unaudited)
--------------------------------------------------------------------------------

                                                             US$
                                                            VALUE
                                             SHARES        (NOTE 1)
                                             ------        --------
COMMON STOCKS - 97.2%
BASIC INDUSTRIES - 13.0%
CEMENT - 1.2%
Asia Cement..............................    1,811,523   $  2,063,045
Taiwan Cement Corp. .....................    2,000,800      2,259,874
                                                         ------------
                                                            4,322,919
                                                         ------------
CHEMICALS - 1.9%
China Petrochemical Development Corp.
  (a)....................................    4,000,000      4,343,214
Eternal Chemical Co. Ltd. (a)............      100,000        235,569
Everlight Chemical Industrial (a)........    1,452,550      1,926,158
Oriental Union Chemical..................      440,000        439,859
                                                         ------------
                                                            6,944,800
                                                         ------------
DRUGS & HEALTH CARE - 0.0%
Yung Shin Pharmaceuticals................           13             29
                                                         ------------
GLASS - 0.5%
Taiwan Glass (a).........................    1,315,161      1,702,939
                                                         ------------
INDUSTRIAL MACHINERY - 1.3%
Taichung Machinery (a)...................    1,522,894      4,585,313
                                                         ------------
IRON & STEEL - 3.2%
China Steel Corp.........................   13,107,527      8,874,675
Sheng Yu Steel Co. Ltd...................      542,760        530,059
Ton Yi Industrial Corp. (a)..............    1,626,393      1,263,563
Tung Ho Steel (a)........................    1,000,000        742,590
Yieh Phui Enterprise (a).................          102             68
                                                         ------------
                                                           11,410,955
                                                         ------------
PAPER & FOREST PRODUCTS - 0.6%
Shihlin Paper Corp. (a)..................      370,000      1,275,663
Yuen Foong Yu Paper Manufacturing (a)....    1,840,035        953,029
                                                         ------------
                                                            2,228,692
                                                         ------------
PLASTICS - 3.3%
Formosa Plastic..........................    2,213,470      4,558,160
Nan Ya Plastics Corp.....................    2,710,342      5,327,662
Taiwan Synthetic Rubber (a)..............    1,200,000      1,160,686
Tong Yang Industry Co. Ltd. (a)..........          694            656
USI Far East Corp........................    1,000,000        926,065
                                                         ------------
                                                           11,973,229
                                                         ------------

                                                             US$
                                                            VALUE
                                             SHARES        (NOTE 1)
                                             ------        --------
WIRE & CABLE - 1.0%
Pacific Electrical Wire & Cable (a)......    2,000,000   $  2,283,931
Sampo Corp. (a)..........................          434            305
Walsin Lihwa Corp. (a)...................    1,550,897      1,112,968
                                                         ------------
                                                            3,397,204
                                                         ------------
TOTAL BASIC INDUSTRIES...................                  46,566,080
                                                         ------------
CONSTRUCTION & REAL ESTATE - 6.7%
BES Engineering (a)......................      500,000        514,821
Cathay Construction......................    2,000,680      2,253,496
GoldSun Development & Construction (a)...      500,000        358,814
Hung Poo Construction Corp. (a)..........    3,238,800      4,446,403
Kee Tai Properties Co. Ltd. (a)..........    1,795,956      3,614,326
Kindom Construction Co. Ltd. (a).........    2,100,000      4,455,538
Kuoyang Construction (a).................      500,000      1,107,644
Pacific Construction (a).................      500,550        334,221
Sakura Development Co. Ltd. (a)..........    1,796,640      3,447,531
Sun Splendor Co. (a).....................    1,808,820      3,470,903
                                                         ------------
                                                           24,003,697
                                                         ------------
TOTAL CONSTRUCTION & REAL ESTATE.........                  24,003,697
                                                         ------------
DURABLES - 13.9%
AUTOMOBILES, TIRES & ACCESSORIES - 6.2%
Cheng Shin Rubber Industrial Co..........    1,993,618      3,085,287
China Motor Co...........................    3,343,205      8,240,662
Chinese Automobile Co. Ltd. (a)..........      400,000        849,784
Ensure Co. (a)...........................    2,484,600      3,604,802
Giant Manufacturing......................    2,398,790      3,682,386
Yue Loong Motor..........................    1,442,991      2,768,922
                                                         ------------
                                                           22,231,843
                                                         ------------
CONSUMER ELECTRONICS - 0.5%
Teco Electric & Machinery Co. (a)........    1,276,824      1,713,056
                                                         ------------
TEXTILES & APPAREL - 7.2%
Everest Textile Co. Ltd. (a).............    4,000,000      5,429,017
Far Eastern Textile Ltd. ................    3,000,000      3,519,501
Formosa Chemical & Fibre.................    2,794,123      3,260,537
Formosa Taffeta Co. Ltd. ................    1,268,400      1,092,288
Hualon Teijran (a).......................    2,990,000      1,688,581
Nien Hsing Textile Co. Ltd. (a)..........    1,500,000      3,814,353
Pou Chen (a).............................    1,288,112      6,591,275
Shinkong Synthetic Fibers Corp. (a)......      500,000        258,970
                                                         ------------
                                                           25,654,522
                                                         ------------
TOTAL DURABLES...........................                  49,599,421
                                                         ------------

 6      The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                             US$
                                                            VALUE
                                             SHARES        (NOTE 1)
                                             ------        --------
COMMON STOCKS - continued
FINANCE - 17.8%

BANKS - 11.4%
Chang Hwa Commercial Bank................    1,973,750   $  6,096,763
Chinatrust Commercial Bank...............    2,300,000      3,121,685
Chung Hsing Bills Finance (a)............    3,300,000      1,832,761
Dah An Commercial Bank (a)...............    3,456,000      2,318,378
First Commercial Bank....................    2,164,000      6,144,275
Fuh Hwa Securities.......................      400,000        667,707
Grand Commercial Bank (a)................    1,978,000      1,363,925
Hwa Nan Commercial Bank Ltd. ............    2,012,000      5,869,641
ICBC City Branch.........................    1,861,000      3,193,604
Taipei Bank..............................      500,000        780,031
Taipei Business Bank.....................    1,900,000      3,082,683
Taiwan Business Bank (a).................    1,700,000      1,989,080
United World Chinese.....................    2,640,000      4,200,936
                                                         ------------
                                                           40,661,469
                                                         ------------
INSURANCE - 6.4%
Cathay Life Insurance Co. Ltd. ..........    3,446,740     15,163,506
Fubon Insurance Co. (a)..................    1,000,000      2,155,671
Shin Kong Life Insurance Co. ............    2,000,000      5,678,627
                                                         ------------
                                                           22,997,804
                                                         ------------
TOTAL FINANCE............................                  63,659,273
                                                         ------------
NONDURABLES - 2.9%

FOODS - 2.6%
AGV Products Corp. (a)...................          518            401
President Enterprise Corp. (a)...........    2,750,000      3,286,272
Taiwan Pineapple (a).....................      510,000      2,347,114
Taiwan Tea Corp. (a).....................      860,000      2,253,978
Wei Chuan Food Corp. (a).................      630,000      1,425,117
                                                         ------------
                                                            9,312,882
                                                         ------------
LEISURE RELATED - 0.3%
Leofoo Development.......................      390,000      1,222,933
                                                         ------------
TOTAL NONDURABLES........................                  10,535,815
                                                         ------------
RETAIL & WHOLESALE - 0.6%

GENERAL MERCHANDISE STORES - 0.6%
Far Eastern Department Stores............    1,178,167      1,183,681
President Chain Store Corp. (a)..........      300,000        982,839
                                                         ------------
                                                            2,166,520
                                                         ------------
TOTAL RETAIL & WHOLESALE.................                   2,166,520
                                                         ------------

                                                             US$
                                                            VALUE
                                             SHARES        (NOTE 1)
                                             ------        --------
TECHNOLOGY - 36.6%

COMPUTERS & BUSINESS EQUIPMENT - 15.7%
Acer Peripherals, Inc. ..................      500,000   $  1,216,849
Acer, Inc. (a)...........................    2,000,000      4,836,194
Asustek Computer, Inc. (a)...............      300,000      7,020,281
Aurora Corp. (a).........................      200,000        496,100
CMC Magnetics Corp. (a)..................      300,000        907,956
Compal Electronics, Inc. (a).............      400,000      1,697,348
D-Link Corp. ............................      300,000        804,992
Delta Electronics, Inc. .................    1,431,072      7,546,058
First International Computer, Inc. (a)...      500,000      1,084,243
Inventec Co. Ltd. (a)....................      600,000      3,594,384
Kinpo Electronics, Inc. (a)..............    3,100,000      8,560,063
Kye Systems Corp. (a)....................    1,749,000      8,131,077
Lite-On Technology Corp. (a).............      500,000      1,232,449
Microtek International, Inc. (a).........    1,030,400      1,687,863
Mitac International Corp. (a)............    2,720,000      6,195,320
Synnex Technology International (a)......      100,000        677,067
Universal Scientific Industrial Co. (a)..      100,000        405,616
                                                         ------------
                                                           56,093,860
                                                         ------------
ELECTRICAL EQUIPMENT - 1.9%
Phoenixtec Power Co. Ltd. (a)............    1,342,700      4,315,073
Tatung Co................................    2,339,739      2,482,095
Yung Tay Engineer........................          700          1,029
                                                         ------------
                                                            6,798,197
                                                         ------------
ELECTRONICS - 19.0%
Advanced Semiconductor Engineering, Inc.
  (a)....................................    1,115,100      6,332,237
Compeq Manufacturing Co. Inc. (a)........      665,799      6,543,735
Holtek Microelectronics, Inc. (a)........      600,000      1,394,696
Hon Hai Precision Industry (a)...........      529,132      3,681,636
Liton Electronics........................      300,000      1,118,565
Macronix International Co. Ltd. (a)......    1,000,000      1,965,679
Mosel Vitelic, Inc. (a)..................    1,500,000      2,667,707
Orient Semiconductor Electronics Ltd.
 (a).....................................      300,000        804,992
Siliconware Precision Industry (a).......      858,200      2,597,361
Taiwan Mask Corp. (a)....................      150,000        809,672
Taiwan Secom Co. (a).....................      100,000        360,374
Taiwan Semiconductor Manufacturing Co.
 (a).....................................    4,932,000     25,698,722
United Microelectronics Corp. Ltd. (a)...    3,450,000      9,795,632
Winbond Electronics Corp. (a)............    1,500,000      2,831,513
Yageo Corp. (a)..........................      500,000      1,458,658
                                                         ------------
                                                           68,061,179
                                                         ------------
TOTAL TECHNOLOGY.........................                 130,953,236
                                                         ------------

    The accompanying notes are an integral part of the financial statements.   7

--------------------------------------------------------------------------------

                                                             US$
                                                            VALUE
                                             SHARES        (NOTE 1)
                                             ------        --------
COMMON STOCKS - continued
TRANSPORTATION - 5.7%

AIR TRAVEL - 0.4%
China Airlines...........................    1,800,000   $  1,493,916
                                                         ------------
SHIPPING - 5.3%
Evergreen Marine Corp. ..................   11,945,690     12,523,407
U-Ming Marine Transport..................      200,000        115,597
Wan Hai Lines Ltd. (a)...................      680,000      1,041,747
Yang Ming Marine Transport (a)...........    7,008,400      5,204,366
                                                         ------------
                                                           18,885,117
                                                         ------------
TOTAL TRANSPORTATION.....................                  20,379,033
                                                         ------------
TOTAL COMMON STOCK (Identified Cost -
 $286,180,748)...........................                 347,863,075
                                                         ------------

                                            PRINCIPAL
                                             AMOUNT
                                               NT$
                                            ---------
CERTIFICATES OF DEPOSIT - 0.4%
ICBC Downtown Branch 6.50%, 4/23/98......   50,000,000      1,560,062
 (Identified Cost - 1,473,839)                           ------------

COMMERCIAL PAPER - 2.0%
Jih Sun Securities Co. Ltd. 8.00%,
  3/02/98 (b)............................   49,927,613      1,557,804
Tian Shang Construction 7.90%, 3/06/98
 (b).....................................   34,924,282      1,089,681
Ting Kong International 7.90%, 3/04/98
 (b).....................................  139,757,631      4,360,613
                                                         ------------
TOTAL COMMERCIAL PAPER
 (Identified Cost - $6,857,887)..........                   7,008,098
                                                         ------------
CONVERTIBLE BONDS - 0.1%
United MicroElectronics Corp. Ltd. 0.00%,
  1/19/08................................   10,000,000        392,512
                                                         ------------
 (Identified Cost - 292,826)

                                             MATURITY        US$
                                              AMOUNT        VALUE
                                               US$         (NOTE 1)
                                             --------      --------
REPURCHASE AGREEMENT - 0.3%
With State Street Bank and Trust Co. at
  4.00%, dated 2/23/98, due 3/2/98
  (collateralized by U.S. Treasury Notes
  8.125% 8/15/19, market value
  $1,220,767).............................  $1,203,933   $  1,203,000
                                                         ------------
TOTAL INVESTMENTS - 100%
 (COST - $296,008,300)....................               $358,026,747
                                                         ============

LEGEND:

NT$ - New Taiwan dollar
US$ - United States dollar

(a) Non-income producing
(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $296,624,071. Net unrealized appreciation aggregated $61,402,676, of which $78,428,204 related to appreciated investment securities and $17,025,528 related to depreciated investment securities.



 8      The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1998 (Unaudited)

ASSETS
Investment in securities, at value
  (including repurchase agreement of
  $1,203,000) (cost $296,008,300) (Notes
  1 and 2) - See accompanying schedule...                $358,026,747
Cash.....................................                       2,146
Cash in New Taiwan dollars (cost
 $8,255,743).............................                   8,269,550
Receivable for investments sold..........                  32,087,531
Dividends receivable.....................                     436,111
Interest receivable......................                      19,051
                                                         ------------
 Total assets............................                 398,841,136
                                                         ------------
LIABILITIES
Payable for investments purchased........  $32,435,008
Accrued management fee (Note 3)..........      422,724
Taiwan withholding tax payable (Note 1)..       87,560
Other payables and accrued expenses......      249,822
                                           -----------
 Total liabilities.......................                  33,195,114
                                                         ------------
NET ASSETS...............................                $365,646,022
                                                         ============
Net Assets consist of (Note 1):
Paid in capital..........................                $330,499,520
Accumulated net investment income
 (loss)..................................                  (2,875,525)
Accumulated undistributed net realized
 gain (loss) on investments and foreign
 currency................................                 (24,013,117)
Net unrealized appreciation
 (depreciation) on:
 Investment securities...................                  62,018,447
 Assets and liabilities denominated in
   foreign currencies....................                      16,697
                                                         ------------
NET ASSETS...............................                $365,646,022
                                                         ============
NET ASSET VALUE, per share ($365,646,022
 / 16,365,572 shares outstanding)........                      $22.34
                                                               ======

STATEMENT OF OPERATIONS
Six Months Ended February 28, 1998 (Unaudited)

INVESTMENT INCOME
Interest.............................                   $     1,239,924
Dividends............................                           613,526
                                                        ---------------
                                                              1,853,450
Less: Taiwan withholding tax
 (Note 1)............................                          (349,800)
                                                        ---------------
 Total Income........................                         1,503,650

EXPENSES
Management fee (Note 3)
 Basic fee...........................  $    3,032,457
 Performance adjustment..............         411,395
Custodian fees and expenses..........         298,220
Taiwan stock dividend tax (Note 1)...         169,678
Administration and accounting fees
 (Note 3)............................         142,785
Legal................................          84,301
Shareholder communications...........          67,937
Directors compensation...............          59,259
Audit................................          53,060
Insurance fees.......................          33,233
Delaware franchise tax...............          32,232
Transfer agent fees..................           8,927
Miscellaneous........................          16,364
                                       --------------
 Total expenses before waiver........                         4,409,848
Management fee waiver (Note 3).......                           (30,673)
                                                        ---------------
 Total expenses after wavier.........                         4,379,175
                                                        ---------------
NET INVESTMENT INCOME (LOSS).........                        (2,875,525)
                                                        ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
  Investment securities..............     (22,953,368)
  Foreign currency transactions......       2,573,899
                                       --------------
                                                            (20,379,469)
Change in net unrealized appreciation
  (depreciation) on:
  Investment securities..............    (124,732,078)
  Assets and liabilities denominated
    in foreign currencies............           3,673
                                       --------------
                                                           (124,728,405)
                                                        ---------------
Net gain (loss)......................                      (145,107,874)
                                                        ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........                   $  (147,983,399)
                                                        ===============

  The accompanying notes are an integral part of the financial statements.     9

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                              Six Months Ended      Year Ended
                                                              February 28, 1998     August 31,
                                                                 (Unaudited)           1997
                                                              -----------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)...............................    $  (2,875,525)     $ (8,130,644)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................      (20,379,469)       88,093,564
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............     (124,728,405)      144,915,883
                                                                -------------      ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (147,983,399)      224,878,803
                                                                -------------      ------------
Distributions to shareholders
 In excess of net investment income.........................                0          (127,651)
 From net realized gains....................................      (75,281,631)                0
                                                                -------------      ------------
 Total distributions to shareholders........................      (75,281,631)         (127,651)
                                                                -------------      ------------
Share transactions (Note 4)
 Reinvestment of distributions from net investment income...                0             1,254
                                                                -------------      ------------
 Net increase (decrease) in net assets resulting from share
   transactions.............................................                0             1,254
                                                                -------------      ------------
   Total increase (decrease) in net assets..................     (223,265,030)      224,752,406
                                                                -------------      ------------
NET ASSETS
  Beginning of period.......................................      588,911,052       364,158,646
                                                                -------------      ------------
 End of period (including accumulated net investment loss of
   $2,875,525 and $0 respectively)..........................    $ 365,646,022      $588,911,052
                                                                =============      ============
OTHER INFORMATION
  Shares (Note 4)
 Issued in reinvestment of distributions from net investment
   income...................................................                0                53
                                                                -------------      ------------
 Net increase (decrease)....................................                0                53
                                                                =============      ============

 10     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS+

                                                      Six Months Ended
                                                        February 28,                      Year Ended August 31,
                                                            1998         --------------------------------------------------------
                                                        (Unaudited)        1997        1996        1995        1994        1993
                                                      ----------------     ----        ----        ----        ----        ----
SELECTED PER SHARE DATA
Net asset value, beginning of period................      $  35.98       $  22.25    $  18.28    $  32.26    $  18.06    $  19.68
                                                          --------       --------    --------    --------    --------    --------
Income from Investment Operations
 Net investment income (loss).......................         (0.18)++       (0.50)      (0.18)+++    (0.19)     (0.24)       0.20
 Net realized and unrealized gain (loss) on
   investments......................................         (8.86)         14.24        4.18       (7.27)      14.20       (1.70)
                                                          --------       --------    --------    --------    --------    --------
 Total from investment operations...................         (9.04)         13.74        4.00       (7.46)      13.96       (1.50)
                                                          --------       --------    --------    --------    --------    --------
Less Distributions
 From net investment income.........................            --             --          --          --       (0.14)      (0.12)
 In excess of net investment income.................            --          (0.01)      (0.03)         --       (0.01)         --
 From net realized gains............................         (4.60)            --          --       (5.88)         --          --
 In excess of net realized gains....................            --             --          --       (0.21)         --          --
                                                          --------       --------    --------    --------    --------    --------
 Total distributions................................         (4.60)         (0.01)      (0.03)      (6.09)      (0.15)      (0.12)
                                                          --------       --------    --------    --------    --------    --------
Antidilution/(Dilution) resulting from additional
 offering of shares at market and reinvestment of
 dividends at market................................            --             --        0.02       (0.40)       0.44          --
Offering expenses...................................            --             --       (0.02)      (0.03)      (0.05)         --
                                                          --------       --------    --------    --------    --------    --------
Net asset value, end of period......................      $  22.34       $  35.98    $  22.25    $  18.28    $  32.26    $  18.06
                                                          ========       ========    ========    ========    ========    ========
Market value, end of period.........................      $  19.44       $  25.56    $  23.50    $  21.63    $  31.88    $  20.13
                                                          ========       ========    ========    ========    ========    ========
TOTAL RETURN
Per-share market value..............................         (2.41)%          8.8%        8.8%      (12.0)%      59.2%       13.3%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).............      $365,646       $588,911    $364,159    $271,095    $363,723    $145,190
Ratio of expenses (after waiver) to average net
 assets++++.........................................          2.17%*         2.56%       2.24%       2.43%       2.49%       2.67%
Ratio of expenses (after waiver) to average net
 assets, excluding stock dividend tax expense.......          2.08%*         2.25%       1.81%       2.02%       2.28%       2.49%
Ratio of net investment income (loss) to average net
 assets.............................................         (1.42)%*       (1.74)%     (0.92)%     (0.78)%     (1.01)%      1.05%
Portfolio turnover rate.............................            48%           126%        131%        159%        267%        163%
Average commission rate+++++........................      $  0.002       $  0.002    $  0.002          --          --          --

*     Annualized.
+     Based on average shares outstanding during the period.
++ Investment income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 2/28/98.)
+++ Investment Income per share reflects a regular dividend from China Steel Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
++++ Expense ratio includes 20% tax paid on stock dividends received by the Fund.
+++++ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

  The accompanying notes are an integral part of the financial statements.    11

    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES.

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 10% of such shares. In addition, all QFIIs together can not own more than 25% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). Securities which are traded over-the-counter are valued at the mean between the current bid and asked prices or, if no quotations are available, are valued as determined in good faith by the Board of Directors of the Fund. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, foreign currency contracts, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income

--------------------------------------------------------------------------------
accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 1998 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. - continued

receive all distributions in cash paid by check in U.S. dollars.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $184,219,686 and $275,483,926, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, CSITC receives a fee that is computed daily at an annual rate of 1.50% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of + or -
 .50%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

Effective February 14, 1998, the Fund's shareholders approved the proposal to reduce the Fund's Investment Advisory basic fee to 1.30% and to reduce the performance adjustment to a maximum of + or - 0.30%. The revised contract to reduce the Investment Advisory basic fee and the performance fee requires the approval of the Taiwan Securities and Exchange Commission (SEC). Until such approval is received, CSITC has agreed to reduce its basic fee and performance fee to 1.30% and + or - 0.30%, respectively, as approved by the Fund's shareholders until the Fund obtains the approval from the Taiwan SEC to reduce its basic fee and performance fee.

For the six months ended February 28, 1998, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.69% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At February 28, 1998, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding. On January 17, 1997, the Fund issued 53 shares of its common stock, valued at $1,254, to shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan.

    OTHER INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD FEBRUARY 13, 1998

1) ELECTION OF DIRECTORS - The stockholders of the Fund elected Benny T. Hu, Joe
O. Rogers, Jack C. Tang, Shao-Yu Wang, David Dean and Lawrence F. Weber to the Board of Directors to hold office until their successors are elected and qualified.

                        For           Withheld
                        ---           --------
Benny T. Hu         8,109,417.565     319,657.939
Joe O. Rogers       8,227,960.533     201,114.971
Jack C. Tang        7,363,807.565   1,065,267.939
Shao Yu Wang        8,223,207.565     205,867.939
David Dean          8,223,698.565     205,376.939
Lawrence F. Weber   8,225,580.565     203,494.939

2) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS - The stockholders of the Fund ratified the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the period ended August 31, 1998.

            For         Against      Abstain
            ---         -------      -------
       7,276,463.425  172,219.782  980,392.297

3) AMENDMENT TO REDUCE ADVISORY FEES - The stockholders of the Fund approved an amendment to the Fund's Securities Investment Trust-Investment Management and Custodian Contract dated December 16, 1986, as amended, (the "Management Contract") between the Fund, China Securities Investment Trust Corporation (the "Adviser") and the International Commercial Bank of China. The amendment reduces the investment advisor's basic fee from 1.50% to 1.30% of average net assets and reduces the investment advisor's performance fee from + or - 0.5% to + or - 0.3%.

     For         Against      Abstain    Broker Non-Vote
     ---         -------      -------    ---------------
6,116,755.206  180,663.640  995,225.658   1,136,431.000

4) AMENDMENT TO PERMIT INVESTMENT IN THE OVER-THE-COUNTER MARKET IN TAIWAN - The stockholders of the Fund approved an amendment to the Fund's investment limitations to permit the Fund to invest in stocks traded in the over-the-counter market in Taiwan, rather than only Taiwan Stock Exchange ("TSE") listed stocks or equity securities which will be listed on the TSE immediately following the offering of such securities and, in connection therewith, corresponding amendments to the Management Contract and By-Laws of the Fund.

     For         Against      Abstain    Broker Non-Vote
     ---         -------      -------    ---------------
5,695,561.092  204,906.905  988,480.507   1,540,127.000

    SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266.

The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.


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    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    China Securities Investment Trust Corporation
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    S.Y. Wang, Director
    Lawrence F. Weber, Director
    Gloria Wang, Treasurer and Secretary
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Rogers & Wells, New York, NY
    Lee and Li, Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    Coopers & Lybrand L.L.P.
    Boston, MA